UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

GRAF ACQUISITION CORP. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED APRIL 10, 2023
GRAF ACQUISITION CORP. IV
1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas 77380
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY [•], 2023
TO THE STOCKHOLDERS OF GRAF ACQUISITION CORP. IV:
You are cordially invited to attend the special meeting (“Special Meeting”) of stockholders of Graf Acquisition Corp. IV (“we”, “us”, “our” or the “Company”), to be held at [•] a.m. Eastern Time on May [•], 2023.
The Special Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [https://www.cstproxy.com/grafiv/2023].
Even if you plan to attend the Special Meeting online, please promptly submit your proxy vote by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, so that your shares will be represented at the Special Meeting. Voting instructions are included in the proxy materials provided for the Special Meeting. Again, even if you plan to attend the Special Meeting online, it is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting.
The accompanying proxy statement (the “Proxy Statement”), is dated [•], 2023, and is first being mailed to stockholders of the Company on or about [•], 2023. The sole purpose of the Special Meeting is to consider and vote upon the following two proposals:
1.
Extension Amendment Proposal.   A proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement, to (i) extend the date by which the Company must consummate a Business Combination (as defined below) from May 25, 2023 to September 29, 2023 (the “Extended Date”), and (ii) permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Extension”, and the proposal, the “Extension Amendment Proposal”); and

2.
Adjournment Proposal.   A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
The purpose of the Extension Amendment Proposal is to allow us additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”). The Company’s prospectus for its initial public offering (“IPO”) and its Charter currently provide that the Company has until May 25, 2023 (the “Current Outside Date”) to complete a Business Combination. On March 23, 2023, we announced that we signed a non-binding letter of intent for a business combination with NKGen Biotech, Inc. (“Target”), a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies. However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination.

Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider the prospective Business Combination with Target. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the prospective Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination. Further, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all shares of common stock initially included in the units sold in our IPO (each a “Public Share”, and the holders of Public Shares, the “Public Stockholders”) on a specified date following the filing of the amended Charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares.
The purpose of the Adjournment Proposal, if adopted, is to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals.
In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders, Public Stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date (as defined below) established in connection with the Special Meeting. However, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001.
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MAY [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PORTION OF SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR SHARES OF COMMON STOCK BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The Company anticipates that the per-share price at which Public Shares will be redeemed from distributable cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting,

which is the amount on deposit in the Trust Account as of [•], including interest (net of taxes payable), divided by the number of Public Shares. The closing price of the Company’s common stock on [•], 2023, the Record Date of the Special Meeting, was $[•]. [Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] more than if such stockholder sold the Public Shares in the open market.] The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal or any future extension amendment proposals are not implemented and we do not consummate a Business Combination by May 25, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors (together with the Sponsor, the “Graf Insiders”) will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated May 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company shall deposit or cause to be deposited $[•] for each Public Share that is not redeemed, up to an aggregate of $[•], for each calendar month (commencing on [•], 2023, and ending on the [•] day of each subsequent month), or portion thereof, until September 29, 2023, up to a maximum of $[•], until the earlier to occur of (i) the closing of a Business Combination and (ii) the Company’s liquidation (the “Extension Deposit”), which amount will be deposited into the Trust Account. The Extension Deposit is conditioned upon the implementation of the Extension. The Extension Deposit will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed.
The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The Graf Insiders own an aggregate of 4,297,175 shares of our common stock, including 4,290,375 shares of our common stock that were issued prior to our IPO (the “Founder Shares”). As of the date of this Proxy Statement, the Founder Shares represent 20% of the Company’s outstanding common stock. Accordingly, in addition to the Founder Shares, the Company will need 9,653,345 Public Shares, or 45% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal to approve such proposal. Further, the Company will not proceed with the Extension if redemptions of the Public Shares would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, in addition to the Founder Shares, the Company will need 6,435,564 Public Shares, or 30% of the outstanding shares of common stock, if all shares of common stock are present at the Special Meeting, and the affirmative vote of 1,072,595 Public Shares, or 5% of the outstanding shares of common stock, if only such shares as are required to establish a minimum quorum are present at the Special Meeting, to vote in favor of the Adjournment Proposal to approve such proposal.
Our Board has fixed the close of business on [•], 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to stockholders (provided that you are a stockholder on the applicable Record Date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
[•], 2023
By Order of the Board,

James A. Graf
Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your abstention or failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, but will have no effect on the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May [•], 2023: This notice of meeting and the accompanying Proxy Statement are available at [https://www.cstproxy.com/grafiv/2023].
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M.

EASTERN TIME ON MAY [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PORTION OF SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR SHARES OF COMMON STOCK BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

GRAF ACQUISITION CORP. IV
1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas 77380
PROXY STATEMENT FOR THE SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY [•], 2023
The special meeting (“Special Meeting”) of stockholders of Graf Acquisition Corp. IV (“we”, “us”, “our” or the “Company”) will be held at [•] a.m. Eastern Time Eastern Time on May [•], 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at [https://www.cstproxy.com/grafiv/2023]. The Special Meeting will be held for the sole purpose of considering and voting upon the following two proposals:
1.
Extension Amendment Proposal.   A proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement, to (i) extend the date by which the Company must consummate a Business Combination (as defined below) from May 25, 2023 to September 29, 2023 (the “Extended Date”), and (ii) permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement (the “Extension”, and the proposal, the “Extension Amendment Proposal”); and

2.
Adjournment Proposal.   A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. However, the Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
The purpose of the Extension Amendment Proposal is to allow us additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”). The Company’s prospectus for its initial public offering (“IPO”) and its Charter currently provide that the Company has until May 25, 2023 (the “Current Outside Date”) to complete a Business Combination. On March 23, 2023, we announced that we signed a non-binding letter of intent for a Business Combination with NKGen Biotech, Inc. (“Target”), a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies. However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider the prospective Business Combination with Target. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the prospective Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination. Further, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all shares of common stock initially included in the units sold in our IPO (each a “Public Share”, and the holders of Public Shares, the “Public Stockholders”) on a specified date following the filing of the amended Charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares.
The purpose of the Adjournment Proposal, if adopted, is to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals.
In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders, Public Stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date (as defined below) established in connection with the Special Meeting. However, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001.
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MAY [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PORTION OF SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR SHARES OF COMMON STOCK BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The Company anticipates that the per-share price at which Public Shares will be redeemed from distributable cash held in the Trust Account will be approximately $[•] at the time of the Special Meeting, which is the amount on deposit in the Trust Account as of [•], including interest (net of taxes payable), divided by the number of Public Shares. The closing price of the Company’s common stock on [•], 2023, the Record Date of the Special Meeting, was $[•]. [Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] more than if such stockholder sold the Public Shares in the open market.] The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal or any future extension amendment proposals are not implemented and we do not consummate a Business Combination by May 25, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors (together with the Sponsor, the “Graf Insiders”) will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated May 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company shall deposit or cause to be deposited $[•] for each Public Share that is not redeemed, up to an aggregate of $[•], for each calendar month (commencing on [•], 2023, and ending on the [•] day of each subsequent month), or portion thereof, until September 29, 2023, up to a maximum of $[•], until the earlier to occur of (i) the closing of a Business Combination and (ii) the Company’s liquidation (the “Extension Deposit”), which amount will be deposited into the Trust Account. The Extension Deposit is conditioned upon the implementation of the Extension. The Extension Deposit will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed.
The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The Graf Insiders own an aggregate of 4,297,175 shares of our common stock, including 4,290,375 shares of our common stock that were issued prior to our IPO (the “Founder Shares”). As of the date of this Proxy Statement, the Founder Shares represent 20% of the Company’s outstanding common stock. Accordingly, in addition to the Founder Shares, the Company will need 9,653,345 Public Shares, or 45% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal to approve such proposal. Further, the Company will not proceed with the Extension if redemptions of the Public Shares would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, in addition to the Founder Shares, the Company will need 6,435,564 Public Shares, or 30% of the outstanding shares of common stock, if all shares of common stock are present at the Special Meeting, and the affirmative vote of 1,072,595 Public Shares, or 5% of the outstanding shares of common stock, if only such shares as are required to establish a minimum quorum are present at the Special Meeting, to vote in favor of the Adjournment Proposal to approve such proposal.
Our Board has fixed the close of business on [•], 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to stockholders (provided that you are a stockholder on the applicable Record Date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $[•]. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and disbursements and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
This Proxy Statement is dated [•], 2023.

i

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected. All statements, other than statements of historical fact included in this Proxy Statement, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events but reflect management’s current beliefs based on information currently available. A number of factors could cause actual events to differ materially from the events discussed in the forward-looking statements.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
our ability to identify a Business Combination target and to enter into a definitive agreement and related agreements;

•
our ability to complete a Business Combination;

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of our securities;

•
the use of funds not held in the Trust Account;

•
the competitive environment in which our successor will operate following a Business Combination; and

•
proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”) and any impacts of the IR Act (as defined below) relating to the Excise Tax (as defined below).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023 and in other reports we file with the SEC. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be presented at the Special Meeting.

We are a blank check company formed in Delaware on January 28, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses. In May 2021, we consummated our IPO from which we derived gross proceeds of approximately $171.6 million in the aggregate. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, May 25, 2023).

On March 23, 2023, we announced that we signed a non-binding letter of intent for a Business Combination with NKGen Biotech, Inc. (“Target”), a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies. However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider the prospective Business Combination with Target. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the prospective Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination

What is being voted on?
You are being asked to vote on two proposals:
1.
Extension Amendment Proposal:   a proposal to amend the Company’s Charter to (i) extend the date by which the Company must consummate a Business Combination (as defined below) from May 25, 2023 to the Extended Date, and (ii) permit the Company’s Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement; and

2.
Adjournment Proposal:   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

Why is the Company proposing the Extension Amendment Proposal?
Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of common stock sold in our IPO if there is no qualifying Business Combination(s) consummated on or before May 25, 2023. As explained below, we believe that there is not be sufficient time to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.
The purpose of the Extension Amendment Proposal is to allow us additional time to complete a Business Combination. The Company’s prospectus for its IPO and its Charter currently provide that the Company has until May 25, 2023, the Current Outside Date, to complete a Business Combination. On March 23, 2023, we announced that we signed a non-binding letter of intent for a Business Combination with NKGen Biotech, Inc., a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies. However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. Any transaction would be subject to board and equity holder approval of both companies, regulatory approvals and other customary closing conditions. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider the prospective Business Combination with Target. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the prospective Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination. Further, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares on a specified date following the filing of the amended Charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all of your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider any Business Combination, you will retain the right to vote on any such Business Combination when and if it is submitted to stockholders and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.
Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before May 25, 2023, we will provide our Public Stockholders with the opportunity to redeem their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Our Board recommends that you vote in favor of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

Why is the Company proposing the Adjournment Proposal?
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

When would the Board abandon the Extension Amendment Proposal?
Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal. Further, the Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Do I have redemption rights?
In connection with the Extension Amendment Proposal, Public Stockholders may elect to redeem all or a portion of their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001.
If the Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders with respect to the portion of Public Shares that were validly redeemed as described in the section “How do I redeem my Public Shares?” and the remaining holders of Public Shares will retain the opportunity to have their remaining Public Shares redeemed in conjunction with the consummation of a Business Combination or our liquidation following the Extended Date, subject to any limitations set forth in our Charter, as amended.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company shall deposit or cause to be deposited $[•] for each Public Share that is not redeemed, up to an aggregate of $[•], for each calendar month (commencing on [•], 2023, and ending on the [•] day of each subsequent month), or portion thereof, until September 29, 2023, up to a maximum of $[•], until the earlier to occur of (i) the closing of a Business Combination and (ii) the Company’s liquidation (the “Extension Deposit”), which amount will be deposited into the Trust Account. The Extension Deposit is conditioned upon the implementation of the Extension. The Extension Deposit will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed.

How do I redeem my Public Shares?
If the Extension is implemented, each Public Stockholder may seek to redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.
Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and public warrants (“Public Warrants”) prior to exercising your redemption rights with respect to all or a portion of your Public Shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on May [•], 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the portion of shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem all or a portion of your Public Shares for cash and (b) deliver those of your Public Shares being redeemed to the transfer agent, physically or electronically through The Depository Trust Company (the “DTC”).

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that all or a portion of your shares be redeemed for cash to the transfer agent and delivering those of your shares being redeemed to the transfer agent prior to 5:00 p.m. Eastern Time on May [•], 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of the shares you submit for redemption if you continue to hold them until the effective date of the Extension.
Through DTC’s DWAC System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the scheduled vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the redemption deadline, or thereafter with our consent, that it does not want to redeem its shares, the stockholder may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that elect to redeem their Public Shares until such shares are redeemed for cash or returned to such stockholders.

How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies (each a “SPAC”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC that has not entered into a definitive agreement for a Business Combination within 18 months after the effective date of its IPO registration statement or that does not complete its initial Business Combination within 24 months after such date. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company, we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield approximately 3.0% per annum.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct the trustee to deposit the remaining funds held in the Trust Account into a bank deposit account at any time, even prior to the 24-month anniversary. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

If I do not redeem my shares now, would I still be able to vote on a Business Combination and exercise my redemption rights with respect to a Business Combination?
Yes. If you do not redeem all of your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the Record Date for voting on a Business Combination, you will be able to vote on the Business Combination when it is submitted to stockholders. You will also retain your right to redeem any retained Public Shares upon the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended.

How do the Graf Insiders intend to vote their shares?
The Sponsor and all of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Currently, the Graf Insiders own 20% of our issued and outstanding shares of common stock.

What vote is required to adopt the proposals?
The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date. Accordingly, in addition to the Founder Shares, the Company will need 9,653,345 Public Shares, or 45% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal to approve such proposal.
The approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, in addition to the Founder Shares, the Company will need 6,435,564 Public Shares, or 30% of the outstanding shares of common stock, if all shares of common stock are present at the Special Meeting, and the affirmative vote of 1,072,595 Public Shares, or 5% of the outstanding shares of common stock, if only such shares as are required to establish a minimum quorum are present at the Special Meeting, to vote in favor of the Adjournment Proposal to approve each of such proposals.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem all or a portion of your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem those of your Public Shares being redeemed for a pro rata portion of the funds available in the Trust Account in connection with the Extension by following the instructions included elsewhere in this Proxy Statement. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal. In addition, the Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal or any future extension amendment proposals are not implemented and we have not consummated a Business Combination by the date set forth in our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. If the Extension Amendment Proposal is not approved, there will be no redemption of Public Shares, except in connection with the Company’s liquidation.
There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.
In the event of a liquidation, the Graf Insiders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and warrants will remain publicly traded. The Company will continue to attempt to consummate a Business Combination until the Extended Date.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account with respect to the redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by Graf Insiders through the Founder Shares.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company shall deposit or cause the Extension Deposit to be deposited into the Trust Account. The Extension Deposit is conditioned upon the implementation of the Extension. The Extension Deposit will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed.

When and where is the Special Meeting?
The Special Meeting will be held at [•] a.m. Eastern Time, on May [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting [https://www.cstproxy.com/grafiv/2023] and entering the control number provided by Continental Stock Transfer & Trust Company. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3805028#. Please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the Special Meeting?
If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company. The proxy card contains instructions on how to attend the Special Meeting, including the URL address, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company by phone at 917-262-2373, or by email at proxy@continentalstock.com.
Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy in order to attend the virtual Special Meeting in person. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: by phone at 917-262-2373, or by email at proxy@continentalstock.com. Please allow up to 72 hours prior to the Special Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada, or +1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3805028#. This is listen-only mode, and you will not be able to vote or enter questions during the Special Meeting if you attend by phone.

How do I vote?
If you are a holder of record of common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change or revoke my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380, Attn: Secretary.
Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. You must follow the instructions included in the materials you receive.

How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the Record Date of our common stock. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention or broker non-vote with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” each such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Because a failure to vote, an abstention, or a broker non-vote is not a vote cast with respect to such proposal, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting, or its abstention, or a broker non-vote, will have no effect on the outcome of any vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Will the Company have to pay the 1% Excise Tax under the IR Act on redemptions by the Company of Public Shares in connection with the Extension Amendment Proposal?
We are a “covered corporation” for purposes of the IR Act. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.
On December 27, 2022, the Treasury (as defined below) published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Consequently, a substantial risk remains that any redemptions, including those made in connection with the Extension, would be subject to the Excise Tax, including in circumstances where we either engage in a Business Combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.
To mitigate the current uncertainty surrounding the implementation of the IR Act (as defined below), in the event that any excise tax is accrued in connection with any redemption event, the Sponsor intends to indemnify us for any Excise Tax (as defined below) liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with any redemption event. See the risk factor entitled “A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our Public Shares” for additional information.

What happens if I sell my Public Shares or units before the Special Meeting?
The [•], 2023 Record Date is earlier than the date of the Special Meeting. If you transfer your Public Shares, including those shares held as a constituent part of our units, after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the Special Meeting. If you acquired your Public Shares after the Record Date, you will still have an opportunity to redeem all or a portion of them if you so decide.

What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 10,725,938 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?
Only holders of record of our common stock at the close of business on [•], 2023, the Record Date, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, 21,451,875 shares of common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Graf Insiders have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,290,375 Founder Shares (purchased for $25,000) and 4,721,533 private placement warrants (purchased for approximately $7.1 million), which would expire worthless if a Business Combination is not consummated.
See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers”.

Will you seek any further extensions to the time period in which the Company must complete a Business Combination or liquidate the Trust Account?
Other than the extension to the Extended Date as described in this Proxy Statement, the Company does not currently anticipate seeking any further extension to the time period in which it must complete a Business Combination, although it may determine to do so in the future.

Do I have appraisal rights?	Our stockholders do not have appraisal rights in connection with any of the proposals being submitted for vote at the Special Meeting under the DGCL.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $[•]. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and disbursements and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Where do I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at GFOR.info@investor.morrowsodali.com.
You may also contact us at:
Graf Acquisition Corp. IV
1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas 77380
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to continue to pursue discussions and negotiate transaction documents with Target and, if necessary, other opportunities for Business Combinations, and then seek stockholder approval of a Business Combination. There can be no assurances that we will be able to complete a Business Combination prior to the Extended Date.
We are required to offer stockholders the opportunity to redeem Public Shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash or public float to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our Public Shares.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations) beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on the NYSE, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.
On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Consequently, a substantial risk remains that any redemptions would be subject to the Excise Tax, including in circumstances where we either engage in a Business Combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.

Because the application of the Excise Tax is not entirely clear, any redemption or other repurchase effected by us, including in connection with the Extension, a Business Combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of our shares of common stock or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial Business Combination, an extension or otherwise (iii) the structure of the initial Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the initial Business Combination (or otherwise issued not in connection with the initial Business Combination but issued within the same taxable year of a redemption treated as a repurchase of stock) and (v) the content of regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required payment of the Excise Tax have not yet been determined. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete a Business Combination or for effecting redemptions and may affect our ability to complete a Business Combination.
To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that any Excise Tax is accrued in connection with any redemption event, including in connection with the Extension, the Sponsor intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, none of the money in the Trust Account or the interest earned thereon shall be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of Public Shares in connection with any redemption event.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of the registration statement for its IPO. The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the registration statement for its IPO.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial Business Combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in May 2021 and have operated as a blank check company searching for a target business with which to consummate a Business Combination since such time (or approximately 23 months after the effective date of our IPO, as of the date of this Proxy Statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of [•], 2023, the Record Date, amounts held in Trust Account included approximately $[•] million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or May 21, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account (“Continental”), to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of a Business Combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental to deposit the remaining funds held in the Trust Account into a bank deposit account at any time, even prior to the 24-month anniversary.
The ability of our Public Stockholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity and trading of our securities.
Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Amendment Proposal is approved. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.
In addition, after the Special Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our securities include, among other things, having at least 300 Public Stockholders and maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our Public Shares (excluding any Public Shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater) of at least $40,000,000, in each case measured over thirty consecutive trading days. We cannot assure you that any of our Public Shares, units or Public Warrants will be able to meet any of the NYSE’s continued listing requirements following any redemptions in connection with the Special Meeting. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

THE SPECIAL MEETING
Date, Time and Place.   The Special Meeting of the Company’s stockholders will be held at [•] a.m. Eastern Time on May [•], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at [https://www.cstproxy.com/grafiv/2023]. The meeting will be held virtually over the internet by means of a live audio webcast. Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to [https://www.cstproxy.com/grafiv/2023], enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.
You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3805028#. Please note that you will not be able to vote or ask questions if you choose to participate telephonically.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of the Company’s common stock at the close of business on [•], 2023, the Record Date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the Record Date. The Company’s warrants do not carry voting rights.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding common stock representing a majority of the voting power of all outstanding shares of common stock entitled to vote at the Special Meeting shall constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement; broker non-votes will not. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 10,725,938 shares of our common stock would be required to achieve a quorum.
Votes Required.   Approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on either proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Because a failure to vote, an abstention, or a broker non-vote is not a vote cast with respect to the proposal, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting, or its abstention, or a broker non-vote, will have no effect on the outcome of the vote on the Adjournment Proposal.
Revocability of Proxies.   Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. You may revoke your proxy by either (i) sending a later-dated, signed proxy card to Continental Stock Transfer & Trust Company, the transfer agent, at the address set forth under the question “Who can help answer my questions?” so that it is received no later than 48 hours before the scheduled time of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the scheduled time of the adjourned meeting); (ii) attend the Special Meeting in person (which would include presence at the virtual Special Meeting), revoking your proxy and voting during the Special Meeting; or (iii) sending a notice of revocation to the Company at 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380, Attn: Secretary, which must be received by the Company prior to the vote at the Special Meeting. Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Appraisal Rights.   Our stockholders do not have appraisal rights in connection with any of the proposals being submitted for vote at the Special Meeting under the DGCL.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at (800) 662-5200 (toll free) or by email at GFOR.info@investor.morrowsodali.com.
Recommendation of the Board.   After careful consideration, the Board determined that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals. The Board makes no recommendation as to whether you should redeem your Public Shares.

THE EXTENSION AMENDMENT PROPOSAL
Background
The Company is proposing to amend its charter to (i) extend the date by which the Company must consummate a Business Combination to the Extended Date, September 29, 2023 and (ii) permit the Board, in its sole discretion, to elect to wind up its operations on an earlier date than the Extended Date as determined by the Board and included in a public announcement.
The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a Business Combination. In addition, the Extension Amendment Proposal provides additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares. While we are currently in active negotiations with respect to a Business Combination and have signed a non-binding letter of intent with Target, the Board currently believes that there will not be sufficient time before May 25, 2023 to complete the initial Business Combination. Accordingly, the Board believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider the prospective Business Combination with Target and that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares. The Company expects to continue to pursue discussions and negotiate transaction documents with Target and, if necessary, other opportunities for Business Combinations, and then seek stockholder approval of a Business Combination. However, the Company will not proceed with the Extension if redemptions of the Public Shares would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.
We are currently in active negotiations with respect to a Business Combination and on March 23, 2023, we announced that we signed a non-binding letter of intent for a Business Combination with NKGen Biotech, Inc., a biotechnology company focused on harnessing the power of the body’s immune system through the development of natural killer cell therapies. In the event that we enter into a definitive agreement for an initial Business Combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed Business Combination. However, no assurances can be made that the Company and Target will successfully negotiate and enter into a definitive agreement regarding a Business Combination. You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all of your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider any Business Combination, you will retain the right to vote on such Business Combination when and if it is submitted to stockholders and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.
The Extension
The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date. Approval of the Extension Amendment Proposal is required for the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
A copy of the proposed amendment to the Charter is attached to this Proxy Statement as Annex A.
Reasons for the Extension Amendment Proposal
The Company’s Charter provides that the Company has until May 25, 2023 to complete a Business Combination. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination. Our Board believes that the Current Outside Date will not provide sufficient time to complete a Business Combination. The Company believes that given its commitment of time, effort and financial resources to date with respect to identifying a Business Combination, circumstances warrant providing Public Stockholders with additional time and opportunity to consider a prospective Business Combination with Target. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination. Further, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all Public Shares on a specified date following the filing of the amended Charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all Public Shares.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment Proposal is required for the implementation of the Extension. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not implemented and we have not consummated a Business Combination by May 25, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Although we will seek to have all vendors, service providers (other than our independent registered public accounting firm), prospective target businesses or other entities with which we do business pursuant to a written agreement waive any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of our Company.

Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed if the Company liquidates, from distributable cash held in the Trust Account, will be approximately $[•], which is the current amount on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares subject to redemption. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the SEC on May 24, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved and implemented by the Board, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth as Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date. In addition, the Company will not proceed with the Extension if the number of redemptions of our Public Shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $173 million that was in the Trust Account as of the Record Date.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company shall deposit or cause to be deposited $[•] for each Public Share that is not redeemed, up to an aggregate of $[•], for each calendar month (commencing on [•], 2023, and ending on the [•] day of each subsequent month), or portion thereof, until September 29, 2023, up to a maximum of $[•], until the earlier to occur of (i) the closing of a Business Combination and (ii) the Company’s liquidation, which amount will be deposited into the Trust Account. The Extension Deposit is conditioned upon the implementation of the Extension. The Extension Deposit will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, Public Stockholders may elect to redeem all or a portion of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders with respect to the portion of Public Shares that were validly redeemed as described below and the remaining holders of Public Shares will retain the opportunity to have their retained Public Shares redeemed in conjunction with the consummation of a Business Combination or our liquidation following the Extended Date, subject to any limitations set forth in our Charter, as amended.
Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to all or a portion of the Public Shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on May [•], 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the portion of shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem those of your Public Shares being redeemed for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to all or a portion of the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.
Through DTC’s DWAC System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the redemption deadline, or thereafter with our consent, that it does not want to redeem its shares, the stockholder may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved or the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved.

The transfer agent will hold the certificates of Public Stockholders that redeem their Public Shares until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each Public Share submitted for redemption for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. Based on the amount in the Trust Account as of the Record Date, including interest (net of taxes payable), this would amount to approximately $[•] per share. The closing price of the common stock on NYSE on [•], 2023, the Record Date, was $[•]. [Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[•] more per share than if such stockholder sold the Public Shares in the open market.] The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.
To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that any Excise Tax is accrued in connection with the Extension or any other redemption event, the Sponsor intends to indemnify us for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with any redemption event. See the risk factor entitled “A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our Public Shares” for additional information.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for the shares submitted for redemption only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on May [•], 2023 (two business days before the scheduled vote at the Special Meeting).
Required Vote
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension will not be implemented.
The Graf Insiders are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Graf Insiders beneficially owned and were entitled to vote an aggregate of 4,297,175 shares of common stock, including 4,290,375 Founder Shares, representing 20% of the Company’s issued and outstanding shares of common stock. Accordingly, in addition to the Founder Shares, the Company will only need 9,653,344 Public Shares (or 45% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.
In addition, the Graf Insiders, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such Public Shares purchased by the Graf Insiders or their affiliates would be (a) purchased at a price no higher than the redemption price for the Public Shares, which is currently estimated to be approximately $[•] per share and (b) would not be (i) voted by the Graf Insiders or their respective affiliates at the Special Meeting and (ii) redeemable by the Graf Insiders or their respective affiliates. Any such purchases that are completed after the Record Date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of Public Shares that are redeemed. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by the Current Outside Date, in accordance with our Charter, the 4,290,375 Founder Shares, which were acquired by Graf Insiders directly from the Company for an aggregate investment of $25,000, or approximately $0.006 per share, will be worthless (as the Graf Insiders have waived liquidation rights with respect to such shares). The Founder Shares had an aggregate market value of approximately $[•] based on the last sale price of $[•] on the NYSE on [•], 2023 (the Record Date);

•
If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by the Current Outside Date, in accordance with the terms of the warrant agreement governing our warrants, the 4,721,533 private placement warrants purchased by the Sponsor for an aggregate investment of approximately $7,082,300, or $1.50 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $[•] based on the last sale price of $[•] on NYSE on [•], 2023;

•
Even if the trading price of the common stock were as low as $1.66 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the private placement warrants or any forfeitures, transfers or restructurings into an earnout of the Founder Shares) would be approximately equal to the initial investment in the Company by the Graf Insiders. As a result, if a Business Combination is completed, the Graf Insiders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before May 25, 2023, the Graf Insiders will lose their entire investment in us;

•
The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.00 per Public Share; or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than our independent registered public accounting firm), prospective target businesses or other entities with which we do business pursuant to a written agreement waive any right, title, interest or claim of any kind in or to monies held in the Trust Account;

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•
All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a Business Combination and some may continue to serve following a Business Combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal is approved and we consummate a Business Combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the Business Combination.

Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Extension Amendment Proposal.
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” above for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies with respect to any of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, in addition to the Founder Shares, the Company will need 6,435,564 Public Shares, or 30% of the outstanding shares of common stock, if all shares of common stock are present at the Special Meeting, and the affirmative vote of 1,072,595 Public Shares, or 5% of the outstanding shares of common stock, if only such shares as are required to establish a minimum quorum are present at the Special Meeting, to vote in favor of the Adjournment Proposal to approve such proposal.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the units). Accordingly, the separation of units into the Public Shares and Public Warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the Public Shares in connection therewith if the Extension Amendment Proposal is approved) with respect to any Public Shares held through the units (including alternative characterizations of the units).
This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors, or to any person of holding Founder Shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the Public Shares through such a partnership or pass-through entity;

•
U.S. expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•
persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•
“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their Public Shares in connection therewith.
This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.
The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.
Tax Treatment of Non-Redeeming Stockholders
A Public Stockholder who does not elect to redeem their Public Shares (including any Public Stockholder who votes in favor of the Extension Amendment Proposal) will continue to own its Public Shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.
Tax Treatment of Redeeming Stockholders
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally
The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”
Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.
Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.
Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:
•
a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•
a foreign corporation; or

•
an estate or trust that is not a U.S. Holder.

Generally
The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.”
If such a redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Taxation of Redemption as a Distribution
In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.
The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Taxation of Redemption as a Sale of Public Shares
A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Generally,” unless:
(i)
the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)
such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)
the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the Public Shares being disposed of, except, in the case where Public Shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of Public Shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of Public Shares at all times within the shorter of the five-year period preceding such disposition of Public Shares or such Non-U.S. Holder’s holding period for such Public Shares. There can be no assurance that Public Shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to Public Shares, including how a Non-U.S. Holder’s ownership of Public Warrants impacts the five percent (5%) threshold determination with respect to Public Shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).
If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.
Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.
Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.
As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of common stock; and

•
all our officers and directors as a group.

As of the Record Date, there were 21,451,875 shares of common stock issued and outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors, Executive Officers and Founders	4,210,375	19.63%
James A. Graf(3)	4,217,175	19.66%
Anthony A. Kuznik	—	—
Sabrina McKee	—	—
Sterling Cross	—	—
A.B. Cruz III	20,000	*
Alexandra Lebenthal	20,000	*
Jeanne L. Manischewitz	20,000	*
Edwin J. Rigaud	20,000	*
All executive officers, directors and director as a group (8 individuals)	4,297,175	20.00%
Five Percent Holders	—	—
Graf Acquisition Partners IV LLC(3)	4,210,375	19.63%
Adage Capital Partners(4)	1,350,000	6.29%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380.

(2)
Interests shown consist solely of Founder Shares.

(3)
Represents (i) 6,800 shares of our common stock underlying units held by Mr. Graf and (ii) 4,210,375 shares of our common stock held by Graf Acquisition Partners IV LLC, the Sponsor. Mr. Graf, our Chief Executive Officer, is the managing member of the Sponsor and Sponsor parent entity and has sole voting and investment discretion with respect to the Founder Shares held by the Sponsor. Certain of our officers and directors are members of the Sponsor and own an aggregate of approximately 25% to 70% of the membership interests of the Sponsor, depending on financial returns. The remaining membership interests are held by third-party investors that are not affiliated with members of our management.

(4)
According to a Schedule 13G filed with the SEC on June 4, 2021 on behalf of Adage Capital Partners, L.P. (“ACP L.P.”), Adage Capital Partners GP, L.L.C. (“ACP GP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchinson and Phillip Gross. Each of ACA L.P., ACP GP, ACA, Mr. Atchinson and Mr. Gross may be deemed to beneficially own 1,350,000 shares of the Company’s common stock. The business address of each of ACA L.P., ACA GP, ACA, Mr. Atchinson and Mr. Gross is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

The table above does not include the shares of common stock underlying the private placement warrants held by the Sponsor because these securities are not exercisable within 60 days of the Record Date for the Special Meeting.

STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its Business Combination and related transactions. Accordingly, the Company’s first annual meeting of stockholders following the Business Combination would be held at a future date to be determined by the post Business Combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of a Business Combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual meeting date or by the close of business on the 10 day following the day on which the annual meeting date was publicly announced. Further, stockholders seeking to solicit proxies in support of nominees, other than the Company’s nominees, must comply with the additional notice requirements of Rule 14a-19 of the Exchange Act.
If the Extension Amendment Proposal is not approved and the Company does not complete a Business Combination before the Current Outside Date, there will be no further stockholder meetings of the Company.
OTHER MATTERS
Our Board knows of no matter that will be presented for consideration at the Special Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.
OTHER STOCKHOLDER COMMUNICATIONS WITH OUR BOARD
Our Board provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at 1790 Hughes Landing Blvd., Suite 400, The Woodlands, Texas 77380, Attn: Secretary to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: GFOR.info@investor.morrowsodali.com
You may also obtain these documents by requesting them from the Company at 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX, Attn: Secretary.
If you are a stockholder of the Company and would like to request documents, please do so by [•], 2023 (five business days before the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
GRAF ACQUISITION CORP. IV
Graf Acquisition Corp. IV (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.
The name of the Corporation is Graf Acquisition Corp. IV.

2.
The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 28, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 2021 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

5.
The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ overallotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 12, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 29, 2023 and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
6.
The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by September 29, 2023, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to

A-1

applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
7.
The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by September 29, 2023 or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”
IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of [                 ], 2023.

James A. Graf
Chief Executive Officer

A-2

GRAF ACQUISITION CORP. IVTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints James Graf, Anthony Kuznik and Sabrina McKee, and each of themindependently, with full power of substitution, as proxies to vote all of the shares of common stock of GrafAcquisition Corp. IV, a Delaware corporation (the “Company”), that the undersigned is entitled to vote (the“Shares”) at the special meeting of stockholders of the Company, to be held on [•] at [•] Eastern Time,virtually over the internet at https://www.cstproxy.com/[•] (the “Special Meeting”), and at anyadjournments and/or postponements thereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies forthe Special Meeting.THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THEMANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION ISGIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL1 AND PROPOSAL 2.(Continued and to be marked, dated and signed on reverse side)PROXYCARDImportant Notice Regarding the Availability of Proxy Materials forthe Special Meeting of Stockholders to be held on [•]The notice of Special Meeting of stockholders, and accompanying Proxy Statement are availableat: [•]23-12169-1 C3.2 P3

Please markvote as indicatedin this exampleXGRAF ACQUISITION CORP. IV — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.1. Extension Amendment Proposal. A proposal to amend the Company’s amended and restated certificateof incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement,to (i) extend the date by which the Company must consummate a Business Combination (as definedbelow) from May 25, 2023 to September 29, 2023 (the “Extended Date”), and (ii) permit the Company’sboard of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations onan earlier date than the Extended Date as determined by the Board and included in a publicannouncement (the “Extension”, and the proposal, the “Extension Amendment Proposal”); and2. Adjournment Proposal. A proposal to approve the adjournment of the Special Meeting to a later date ordates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficientvotes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or toprovide additional time to effectuate the Extension (the “Adjournment Proposal”)., 2023Signature(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing asattorney, executor, administrator, trustee or guardian, please give full titleas such. If a corporation, please sign in full corporate name by thepresident or another authorized officer. If a partnership, please sign inpartnership name by an authorized person.The Shares represented by the proxy, when properly executed, will bevoted in the manner directed herein by the undersigned stockholder(s). Ifno direction is made, this proxy will be voted FOR Proposal 1 andProposal 2. If any other matters properly come before the AnnualMeeting, unless such authority is withheld on this proxy card, theproxies named above will vote on such matters in their discretion.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN23-12169-1 C3.2 P4